INCOME TAXES	12 Months Ended
Dec. 31, 2013
INCOME TAXES [Text Block]
6.	INCOME TAXES

The Company is a Nevada corporation and is subject to federal income taxes. Nevada does not impose a corporate income tax.

Significant components of the Company’s net deferred income tax assets and liabilities at December 31, 2013 and 2012 were as follows:

	December 31,	December 31,
	2013	2012
Deferred income tax assets:

Net operating loss carryforward	$10,176,684	$8,327,426
Option compensation	1,835,472	1,630,140
Property, plant & equipment	634,124	423,904
Exploration costs	531,496	570,719
Asset retirement obligation	235,318	235,318

Gross deferred income tax assets	13,413,094	11,187,507
Less: valuation allowance	(2,339,026)	(726,050)

Net deferred income tax assets	11,074,068	10,461,457

Deferred income tax liabilities:

Unrealized gain on investments	(6,877)	(10,961)
Acquisition related liabilities	(11,067,191)	(11,067,191)

Net deferred income tax liabilities	$-	$(616,695)

A valuation allowance was established for deferred tax assets related to certain option compensation, asset retirement obligations and net operating loss carryforwards due to the uncertainty of realizing these deferred tax assets based on conditions existing at December 31, 2013 and 2012, respectively.

The realizability of deferred tax assets are reviewed at each balance sheet date. The majority of the Company’s deferred tax liabilities are depletable. Such depletion will begin with the processing of mineralized material once production has commenced. Therefore, the deferred tax liabilities will reverse in similar time periods as the deferred tax assets. The Company assesses both positive and negative evidence to determine whether it is more likely than not that such reversal will occur to realize the deferred tax assets prior to their exploration. The reversal of the deferred tax liabilities is sufficient to support the net deferred tax assets.

The acquisition related liabilities are a result of the estimated future federal income tax liability associated with the temporary difference between the acquisition consideration and the tax basis. The deferred tax liabilities were reflected as an increase to the total purchase price which has been applied to the underlying mineral and Columbus project assets in the absence of there being a goodwill component associated with the acquisition transactions.

A reconciliation of the tax benefit for the years ended December 31, 2013 and 2012 at US federal tax rates to the actual tax provision recorded in the financial statements consisted of the following components:

	December 31,	December 31,
	2013	2012

Income tax benefit based on statutory tax rate	$2,287,927	$2,232,731

Reconciling items:
Non-deductible items	(62,340)	8,731
Change in valuation allowance	(1,612,976)	(35,000)

Income tax benefit	$612,611	$2,206,462

The Company had cumulative net operating losses of approximately $29,076,244 as of December 31, 2013 for federal income tax purposes. Cumulative net operating losses from December 31, 2006 and previous years are effectively nil due to the annual limitation imposed by the Internal Revenue Code of 1986 as a result of the ownership percentage change limitations. The net operating loss carryforwards will expire between 2027 and 2033.

The Company and its subsidiary file income tax returns in the United States. These tax returns are subject to examination by taxation authorities provided the years remain open under the relevant statutes of limitations, which may result in the payment of income taxes and/or a decrease in the net operating losses available for carryforwards. The Company is no longer subject to income tax examinations by US federal tax authorities for years prior to 2010. While the Company believes that its tax filings do not include uncertain tax positions, the results of potential examinations or the effect of changes in tax law cannot be ascertained at this time. The Company currently has no tax years under examination.